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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-85043 and 333-87679) and Form S-8 (Nos. 33-98514, 333-21551 and 333-52881) of Pharmacyclics, Inc. of our report dated July 23, 1999 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

San Jose, California
September 27, 1999